UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  May 12, 2006
                Date of report (Date of earliest event reported)

                           Supertel Hospitality, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

              0-25060                                  52-1889548
     (Commission File Number)              (IRS Employer Identification No.)

       309 North Fifth Street
            Norfolk, NE                                 68701
(Address of Principal Executive Offices)              (Zip Code)

                                 (402) 371-2520
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

         On May 12, 2006, Supertel Hospitality, Inc. issued a press release on its earnings for the first quarter ended March 31, 2006. The press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

           (c)     Exhibits.

           99.1    Press Release dated May 12, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Supertel Hospitality, Inc.



Date:  May 12, 2006             By:  /s/ Donavon A. Heimes
                                   Name:  Donavon A. Heimes
                                   Title: Chief Financial Officer, Treasurer and
                                           Secretary



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                                  EXHIBIT INDEX

Exhibit                 Description                                  Page. No.

99.1      Press Release dated May 12, 2006.............................